Exhibit 10.54

EXECUTION VERSION

SECOND AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS SECOND AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (this “Agreement”) is made as of March 2, 2021 by and among Caribou Biosciences, Inc. a Delaware corporation (the “Company”), the Investors listed on Schedule A and the Key Holders listed on Schedule B.

WHEREAS, the Company, the Key Holders and certain of the Investors (the “Prior Investors”) previously entered into an Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of May 12, 2016 (the “Prior Agreement”), in connection with the purchase of shares of Series B Preferred Stock of the Company, par value $0.0001 per share (“Series B Preferred Stock”);

WHEREAS, the Key Holders, the Prior Investors and the Company desire to induce certain of the Investors to purchase shares of Series C Preferred Stock of the Company, par value $0.0001 per share (“Series C Preferred Stock”), pursuant to the Series C Preferred Stock Purchase Agreement dated as of the date hereof by and among the Company and certain of the Investors (the “Purchase Agreement”), by amending and restating the Prior Agreement to provide the Investors with the rights and privileges as set forth herein.

NOW, THEREFORE, the Company, the Key Holders and the Investors (including the Prior Investors) each hereby agree to amend and restate the Prior Agreement in its entirety as set forth herein, and the parties hereto further agree as follows:

1. Definitions.

1.1 “Affiliate” means, with respect to any specified Investor, any other Investor who, directly or indirectly, controls, is controlled by, or is under common control with such Investor, including, without limitation, any general partner, limited partner, member, manager, managing member, employee, officer or director of such Investor or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with or shares the same management company with, such Investor. For purposes of this definition, the term “control” when used with respect to any Investor shall mean the power to direct the management or policies of such Investor, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

1.2 “Capital Stock” means (a) shares of Common Stock and Preferred Stock (whether now outstanding or hereafter issued in any context), (b) shares of Common Stock issued or issuable upon conversion of Preferred Stock and (c) shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants or other convertible securities of the Company, in each case now owned or subsequently acquired by any Key Holder, any Investor, or their respective successors or permitted transferees or assigns. For purposes of the number of shares of Capital Stock held by an Investor or Key Holder (or any other calculation based thereon), all shares of Preferred Stock shall be deemed to have been converted into Common Stock at the then-applicable conversion ratio.

1.3 “Change of Control” means a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company.

1.4 “Common Stock” means shares of Common Stock of the Company, par value $0.0001 per share.

1.5 “Company Notice” means written notice from the Company notifying the selling Key Holders that the Company intends to exercise its Right of First Refusal as to some or all of the Transfer Stock with respect to any Proposed Key Holder Transfer.

1.6 “Deemed Liquidation Event” has the meaning ascribed thereto in the Restated Certificate.

1.7 “Investor Notice” means written notice from an Investor notifying the Company and the selling Key Holder that such Investor intends to exercise its Secondary Refusal Right as to a portion of the Transfer Stock with respect to any Proposed Key Holder Transfer.

1.8 “Investors” means the Persons named on Schedule A hereto, each Person to whom the rights of an Investor are assigned pursuant to Section 6.9, each Person who hereafter becomes a signatory to this Agreement pursuant to Section 6.11 and any one of them, as the context may require.

1.9 “Key Holders” means the Persons named on Schedule B hereto, each Person to whom the rights of a Key Holder are assigned pursuant to Section 3.1, each Person who hereafter becomes a signatory to this Agreement pursuant to Section 6.9 or 6.17 and any one of them, as the context may require.

1.10 “Preferred Stock” means, collectively, all shares of Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

1.11 “Proposed Key Holder Transfer” means any assignment, sale, offer to sell, pledge, mortgage, hypothecation, encumbrance, disposition of or any other like transfer or encumbering of any Transfer Stock (or any interest therein) proposed by any of the Key Holders.

1.12 “Proposed Transfer Notice” means written notice from a Key Holder setting forth the terms and conditions of a Proposed Key Holder Transfer.

1.13 “Prospective Transferee” means any Person to whom a Key Holder proposes to make a Proposed Key Holder Transfer.

1.14 “Restated Certificate” means the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended from time to time.

1.15 “Right of Co-Sale” means the right, but not an obligation, of an Investor to participate in a Proposed Key Holder Transfer on the terms and conditions specified in the Proposed Transfer Notice.

1.16 “Right of First Refusal” means the right, but not an obligation, of the Company, or its permitted transferees or assigns, to purchase some or all of the Transfer Stock with respect to a Proposed Key Holder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.

1.17 “Secondary Notice” means written notice from the Company notifying the Investors and the selling Key Holder that the Company does not intend to exercise its Right of First Refusal as to all shares of Transfer Stock with respect to any Proposed Key Holder Transfer.

1.18 “Secondary Refusal Right” means the right, but not an obligation, of each Investor to purchase up to its pro rata portion (based upon the total number of shares of Capital Stock then held by all Investors) of any Transfer Stock not purchased pursuant to the Right of First Refusal, on the terms and conditions specified in the Proposed Transfer Notice.

1.19 “Series A Preferred Stock” means the Company’s Series A Preferred Stock, par value $0.0001 per share.

1.20 “Series A-1 Preferred Stock” means the Company’s Series A-1 Preferred Stock, par value $0.0001 per share

1.21 “SPAC Transaction” means any transaction or series of related transactions in which the Company’s outstanding shares of capital stock are exchanged for or otherwise converted into securities that are publicly listed on a securities exchange (the “Public Shares”), including through a merger, acquisition, business combination or similar transaction, in each case with a vehicle commonly known as a special purpose acquisition company ( a “SPAC”).

1.22 “Transfer Stock” means shares of Capital Stock owned by a Key Holder, or issued to a Key Holder after the date hereof (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), but does not include any shares of Preferred Stock or Common Stock issued or issuable upon conversion of Preferred Stock.

1.23 “Undersubscription Notice” means written notice from an Investor notifying the Company and the selling Key Holder that such Investor intends to exercise its option to purchase all or any portion of the Transfer Stock not purchased pursuant to the Right of First Refusal or the Secondary Refusal Right.

2. Agreement Among the Company, the Investors and the Key Holders.

2.1 Right of First Refusal.

(a) Grant. Subject to the terms of Section 3 below, each Key Holder hereby unconditionally and irrevocably grants to the Company a Right of First Refusal to purchase all or any portion of Transfer Stock that such Key Holder may propose to transfer in a Proposed Key Holder Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee.

(b) Notice. Each Key Holder proposing to make a Proposed Key Holder Transfer must deliver a Proposed Transfer Notice to the Company and each Investor not later than thirty (30) days prior to the consummation of such Proposed Key Holder Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration) of the Proposed Key Holder Transfer and the identity of the Prospective Transferee (and a description of such Key Holder’s relationship to or affiliation with the Prospective Transferee). To exercise its Right of First Refusal under this Section 2, the Company must deliver a Company Notice to the selling Key Holder within twenty (20) days after delivery of the Proposed Transfer Notice. In the event of a conflict between this Agreement and any other agreement that may have been entered into by a Key Holder with the Company that contains a preexisting right of first refusal, the Company and the Key Holder acknowledge and agree that the terms of this Agreement shall control and the preexisting right of first refusal shall be deemed satisfied by compliance with Section 2.1(a) and this Section 2.1(b).

(c) Grant of Secondary Refusal Right to Investors. Subject to the terms of Section 3 below, each Key Holder hereby unconditionally and irrevocably grants to the Investors a Secondary Refusal Right to purchase all or any portion of the Transfer Stock not purchased by the Company pursuant to the Right of First Refusal described in Section 2.1(b) above, as provided in this Section 2.1(c). If the Company does not intend to exercise its Right of First Refusal with respect to all Transfer Stock subject to a Proposed Key Holder Transfer, the Company must deliver a Secondary Notice to the selling Key Holder and to each Investor to that effect no later than twenty (20) days after the selling Key Holder delivers the Proposed Transfer Notice to the Company. To exercise its Secondary Refusal Right, an Investor must deliver an Investor Notice to the selling Key Holder and the Company within ten (10) days after the Company’s deadline for its delivery of the Secondary Notice as provided in the preceding sentence.

(d) Undersubscription of Transfer Stock. If options to purchase have been exercised by the Company and the Investors with respect to some but not all of the Transfer Stock by the end of the 10-day period specified in the last sentence of Section 2.1(c) (the “Investor Notice Period”), then the Company shall, immediately after the expiration of the Investor Notice Period, send written notice (the “Company Undersubscription Notice”) to those Investors who fully exercised their Secondary Refusal Right within the Investor Notice Period (the “Exercising Investors”). Each Exercising Investor shall, subject to the provisions of this Section 2.1(d), have an additional option to purchase all or any part of the balance of any such remaining unsubscribed shares of Transfer Stock on the terms and conditions set forth in the Proposed Transfer Notice. To exercise such option, an Exercising Investor must deliver an Undersubscription Notice to the selling Key Holder and the Company within ten (10) days after the expiration of the Investor Notice Period. In the event there are two (2) or more such Exercising Investors that choose to exercise the last-mentioned option for a total number of remaining shares in excess of the number available, the remaining shares available for purchase under this Section 2.1(d) shall be allocated to such Exercising Investors pro rata based on the number of shares of Transfer Stock such Exercising Investors have elected to purchase pursuant to the Secondary Refusal Right (without giving effect to any shares of Transfer Stock that any such Exercising Investor has elected to purchase pursuant to the Company Undersubscription Notice). If the options to purchase the remaining shares are exercised in full by the Exercising Investors, the Company shall immediately notify all of the Exercising Investors and the selling Key Holder of that fact.

(e) Consideration; Closing. If the consideration proposed to be paid for the Transfer Stock is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Company’s Board of Directors (the “Board of Directors”) and as set forth in the Company Notice. If the Company or any Investor cannot for any reason pay for the Transfer Stock in the same form of non-cash consideration, the Company or such Investor may pay the cash value equivalent thereof, as determined in good faith by the Board of Directors and as set forth in the Company Notice. The closing of the purchase of Transfer Stock by the Company and the Investors shall take place, and all payments from the Company and the Investors shall have been delivered to the selling Key Holder, by the later of (i) the date specified in the Proposed Transfer Notice as the intended date of the Proposed Key Holder Transfer and (ii) forty-five (45) days after delivery of the Proposed Transfer Notice.

2.2 Right of Co-Sale.

(a) Exercise of Right. If any Transfer Stock subject to a Proposed Key Holder Transfer is not purchased pursuant to Section 2.1 above and thereafter is to be sold to a Prospective Transferee, each respective Investor may elect to exercise its Right of Co-Sale and participate on a pro rata basis in the Proposed Key Holder Transfer as set forth in Section 2.2(b) below and, subject to Section 2.2(d), otherwise on the same terms and conditions specified in the Proposed Transfer Notice. Each Investor who desires to exercise its Right of Co-Sale (each, a “Participating Investor”) must give the selling Key Holder written notice to that effect within fifteen (15) days after the deadline for delivery of the Secondary Notice described above, and upon giving such notice such Participating Investor shall be deemed to have effectively exercised the Right of Co-Sale.

(b) Shares Includable. Each Participating Investor may include in the Proposed Key Holder Transfer all or any part of such Participating Investor’s Capital Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Transfer Stock subject to the Proposed Key Holder Transfer (excluding shares purchased by the Company or the Participating Investors pursuant to the Right of First Refusal or the Secondary Refusal Right) by (ii) a fraction, the numerator of which is the number of shares of Capital Stock owned by such Participating Investor immediately before consummation of the Proposed Key Holder Transfer (excluding any shares that such Investor has agreed to purchase pursuant to the Secondary Refusal Right) and the denominator of which is the total number of shares of Capital Stock owned, in the aggregate, by all Participating Investors immediately prior to the consummation of the Proposed Key Holder Transfer (excluding any shares that all Participating Investors have collectively agreed to purchase pursuant to the Secondary Refusal Right), plus the number of shares of Transfer Stock held by the selling Key Holder. To the extent one or more of the Participating Investors exercise such right of participation in accordance with the terms and conditions set forth herein, the number of shares of Transfer Stock that the selling Key Holder may sell in the Proposed Key Holder Transfer shall be correspondingly reduced.

(c) Purchase and Sale Agreement. The Participating Investors and the selling Key Holder agree that the terms and conditions of any Proposed Key Holder Transfer in accordance with Section 2.2 will be memorialized in, and governed by, a written purchase and sale agreement with the Prospective Transferee (the “Purchase and Sale Agreement”) with customary terms and provisions for such a transaction, and the Participating Investors and the selling Key Holder further covenant and agree to enter into such Purchase and Sale Agreement as a condition precedent to any sale or other transfer in accordance with this Section 2.2.

(d) Allocation of Consideration.

(i) Subject to Section 2.2(d)(ii), the aggregate consideration payable to the Participating Investors and the selling Key Holder shall be allocated based on the number of shares of Capital Stock sold to the Prospective Transferee by each Participating Investor and the selling Key Holder as provided in Section 2.2(b), provided, that if a Participating Investor wishes to sell Preferred Stock, the price set forth in the Proposed Transfer Notice shall be appropriately adjusted based on the conversion ratio of the Preferred Stock into Common Stock.

(ii) In the event that the Proposed Key Holder Transfer constitutes a Change of Control, the terms of the Purchase and Sale Agreement shall provide that the aggregate consideration from such transfer shall be allocated to the Participating Investors and the selling Key Holder in accordance with Sections 2.1 and 2.2 of Article FOURTH, Part (B) of the Restated Certificate as if (A) such transfer were a Deemed Liquidation Event (as defined in the Restated Certificate), and (B) the Capital Stock sold in accordance with the Purchase and Sale Agreement were the only Capital Stock outstanding. In the event that a portion of the aggregate consideration payable to the Participating Investor(s) and selling Key Holder is placed into escrow and/or is payable only upon satisfaction of contingencies, the Purchase and Sale Agreement shall provide that (x) the portion of such consideration that is not placed in escrow and is not subject to contingencies (the “Initial Consideration”) shall be allocated in accordance with Sections 2.1 and 2.2 of Article FOURTH, Part (B) of the Restated Certificate as if the Initial Consideration were the only consideration payable in connection with such transfer, and (y) any additional consideration which becomes payable to the Participating Investor(s) and selling Key Holder upon release from escrow or satisfaction of such contingencies shall be allocated in accordance with Sections 2.1 and 2.2 of Article FOURTH, Part (B) of the Restated Certificate after taking into account the previous payment of the Initial Consideration as part of the same transfer.

(e) Purchase by Selling Key Holder; Deliveries. Notwithstanding Section 2.2(c) above, if any Prospective Transferee or Transferees refuse(s) to purchase securities subject to the Right of Co-Sale from any Participating Investor or Investors or upon the failure to negotiate in good faith a Purchase and Sale Agreement reasonably satisfactory to the Participating Investors, no Key Holder may sell any Transfer Stock to such Prospective Transferee or Transferees unless and until, simultaneously with such sale, such Key Holder purchases all securities subject to the Right of Co-Sale from such Participating Investor or Investors on the same terms and conditions (including the proposed purchase price) as set forth in the Proposed Transfer Notice and as provided in Section 2.2(d)(i); provided, however, if such sale constitutes a Change of Control, the portion of the aggregate consideration paid by the selling Key Holder to such Participating Investor or Investors shall be made in accordance with the first sentence of Section 2.2(d)(ii). In connection with such purchase by the selling Key Holder, such Participating Investor or Investors shall deliver to the selling Key Holder a stock certificate or certificates, properly endorsed for transfer, representing the Capital Stock being purchased by the selling Key Holder. Each such stock certificate delivered to the selling Key Holder will be transferred to the Prospective Transferee against payment therefor in consummation of the sale of the Transfer Stock pursuant to the terms and conditions specified in the Proposed Transfer Notice, and the selling Key Holder shall concurrently therewith remit or direct payment to each such Participating Investor the portion of the aggregate consideration to which each such Participating Investor is entitled by reason of its participation in such sale as provided in this Section 2.2(e).

(f) Additional Compliance. If any Proposed Key Holder Transfer is not consummated within sixty (60) days after receipt of the Proposed Transfer Notice by the Company, the Key Holders proposing the Proposed Key Holder Transfer may not sell any Transfer Stock unless they first comply in full with each provision of this Section 2. The exercise or election not to exercise any right by any Investor hereunder shall not adversely affect its right to participate in any other sales of Transfer Stock subject to this Section 2.2.

2.3 Effect of Failure to Comply.

(a) Transfer Void; Equitable Relief. Any Proposed Key Holder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Company or its transfer agent and shall not be recognized by the Company. Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate. Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Transfer Stock not made in strict compliance with this Agreement).

(b) Violation of First Refusal Right. If any Key Holder becomes obligated to sell any Transfer Stock to the Company or any Investor under this Agreement and fails to deliver such Transfer Stock in accordance with the terms of this Agreement, the Company and/or such Investor may, at its option, in addition to all other remedies it may have, send to such Key Holder the purchase price for such Transfer Stock as is herein specified and transfer to the name of the Company or such Investor (or request that the Company effect such transfer in the name of an Investor) on the Company’s books the certificate or certificates representing the Transfer Stock to be sold.

(c) Violation of Co-Sale Right. If any Key Holder purports to sell any Transfer Stock in contravention of the Right of Co-Sale (a “Prohibited Transfer”), each Investor who desires to exercise its Right of Co-Sale under Section 2.2 may, in addition to such remedies as may be available by law, in equity or hereunder, require such Key Holder to purchase from such Investor the type and number of shares of Capital Stock that such Investor would have been entitled to sell to the Prospective Transferee under Section 2.2 had the Prohibited Transfer been effected pursuant to and in compliance with the terms of Section 2.2. The sale will be made on the same terms, including, without limitation, as provided in Section 2.2(d)(i) and the first sentence of Section 2.2(d)(ii), as applicable, and subject to the same conditions as would have applied had the Key Holder not made the Prohibited Transfer, except that the sale (including, without limitation, the delivery of the purchase price) must be made within ninety (90) days after the Investor learns of the Prohibited Transfer, as opposed to the timeframe proscribed in Section 2.2. Such Key Holder shall also reimburse each Investor for any and all reasonable and documented out-of-pocket fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor’s rights under Section 2.2.

3. Exempt Transfers.

3.1 Exempted Transfers. Notwithstanding the foregoing or anything to the contrary herein, the provisions of Sections 2.1 and 2.2 shall not apply: (a) in the case of a Key Holder that is an entity, upon a transfer by such Key Holder to its stockholders, members, partners or other equity holders; (b) to a repurchase of Transfer Stock from a Key Holder by the Company at a price no greater than that originally paid by such Key Holder for such Transfer Stock and pursuant to an agreement containing vesting and/or repurchase provisions approved by a majority of the Board of Directors; or (c) in the case of a Key Holder that is a natural person, upon a transfer of Transfer Stock by such Key Holder made for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of such Key Holder (or his or her spouse) (all of the foregoing collectively referred to as “family members”), or any custodian or trustee of any trust, partnership or limited liability company solely for the benefit of, or the ownership interests of which are owned wholly by, such Key Holder or any such family members; provided that in the case of clause(s) (a) or (c), the Key Holder shall deliver prior written notice to the Investors of such gift or transfer and such shares of Transfer Stock shall at all times remain subject to the terms and restrictions set forth in this Agreement and such transferee shall, as a condition to such transfer, deliver a counterpart signature page to this Agreement as confirmation that such transferee shall be bound by all the terms and conditions of this Agreement as a Key Holder (but only with respect to the securities so transferred to the transferee), including the obligations of a Key Holder with respect to Proposed Key Holder Transfers of such Transfer Stock pursuant to Section 2; and provided, further, in the case of any transfer pursuant to clause (a) or (c) above, that such transfer is made pursuant to a transaction in which there is no consideration actually paid for such transfer.

3.2 Exempted Offerings. Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 2 shall not apply to the sale of any Transfer Stock (a) to the public in an offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (a “Public Offering”) or (b) pursuant to a Deemed Liquidation Event.

3.3 Prohibited Transferees. Notwithstanding the foregoing, no Key Holder shall transfer any Transfer Stock to (a) any entity that, in the determination of the Board of Directors, directly or indirectly competes with the Company; provided, however, that, for purposes of this Section 3.3, in no event shall the Board of Directors determine that Pig Improvement Company UK Limited (“PIC”), Anterra F&A Ventures I Coöperatief U.A. (“Anterra”), F-Prime Capital Partners Healthcare Fund IV LP (“F-Prime”), Novartis Institutes for BioMedical Research, Inc. (“Novartis”), E. I. du Pont de Nemours and Company (“DuPont”), PFM Healthcare Master Fund, L.P., Partner Investments, L.P., PFM Healthcare Growth Equity Holdings I, LLC (“PFM”), and its Affiliate funds, Zone III Healthcare Holdings, LLC (“Farallon”) and its Affiliate funds, Ridgeback Capital Management (“Ridgeback”) and its Affiliate funds, or AbbVie Inc. (“AbbVie”) or AbbVie Manufacturing Management Unlimited Company (as long as it remains an Affiliate of AbbVie) directly or indirectly competes with the Company or (b) any customer, distributor or supplier of the Company (which, for the avoidance of doubt shall not include AbbVie), if the Company’s Board of Directors should determine that such transfer would result in such customer, distributor or supplier receiving information that would place the Company at a competitive disadvantage with respect to such customer, distributor or supplier.

4. Legend. Each certificate representing shares of Transfer Stock held by the Key Holders or issued to any permitted transferee in connection with a transfer permitted by Section 3.1 hereof shall be endorsed with the following legend:

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

Each Key Holder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in this Section 4 above to enforce the provisions of this Agreement, and the Company agrees to promptly do so. The legend shall be removed upon termination or expiration of the restrictions set forth in this Agreement at the request of the holder.

5. Lock-Up.

5.1 Agreement to Lock-Up.

(a) Each Key Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering (the “IPO”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, which period may be extended upon the request of the managing underwriter for an additional period of up to fifteen (15) days to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Capital Stock held immediately before the effective date of the registration statement for the IPO (excluding any shares purchased in connection with or conditioned on the IPO and any securities acquired following the effective date of the registration statement for the IPO) or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Capital Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Capital Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 5.1 shall only apply to the IPO and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Key Holder or the immediate family of the Key Holder (provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein and provided, further that any such transfer shall not involve a disposition for value), and shall only be applicable to the Key Holders if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all holders of more than one percent (1%) of the outstanding Common Stock (after giving effect to the conversion into

Common Stock of all outstanding Preferred Stock). The underwriters in connection with the IPO are intended third-party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Key Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the IPO (or any other registration, as applicable) that are consistent with this Section 5 or that are necessary to give further effect thereto.

(b) In connection with a SPAC Transaction, each Key Holder agrees to enter into an agreement with the SPAC or the Company to not transfer the Public Shares received by such Key Holder in connection with the SPAC Transaction (excluding any Public Shares received in exchange for or upon conversion of securities issued in a private placement that is connected to or conditioned on the SPAC Transaction) pursuant to terms substantially similar to the terms in Section 5.1(a) (modified as appropriate for a SPAC Transaction).

5.2 Stop Transfer Instructions. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the shares of Capital Stock of each Key Holder (and transferees and assignees thereof) until the end of such restricted period.

6. Miscellaneous.

6.1 Term. This Agreement shall automatically terminate upon the earliest of (a) immediately prior to the consummation of the Company’s IPO, (b) immediately prior to the consummation of a SPAC Transaction (as defined in the Restated Certificate), and (c) the consummation of a Deemed Liquidation Event, provided that the provisions of Section 6 will survive any such event.

6.2 Stock Split. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the Capital Stock occurring after the date of this Agreement.

6.3 Ownership. Each Key Holder represents and warrants that such Key Holder is the sole legal and beneficial owner of the shares of Transfer Stock subject to this Agreement and that no other person or entity has any interest in such shares (other than a community property interest as to which the holder thereof has acknowledged and agreed in writing to the restrictions and obligations hereunder).

6.4 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile or email (with confirmation of receipt) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A or Schedule B hereof, as the case may be, or to such address, email or facsimile number as subsequently modified by written notice given in accordance with this Section 6.5. If notice is given to the Company, it shall be sent to Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, email legalnotices@cariboubio.com, Attention: Chief Legal Officer; and a copy (which shall not constitute notice) shall also be sent to Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067, email amukhey@reedsmith.com, Attention: Ashok Mukhey, Esq., and if notice is given to Investors, a copy shall also be given to such counsel as may appear with such Investors’ address on Schedule A hereto.

(b) Each Investor and Key Holder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, or under this Agreement by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the email address set forth below such Investor’s or Key Holder’s name on the Schedules hereto, as updated from time to time by notice to the Company or as on the books of the Company. Each Investor and Key Holder agrees to promptly notify the Company of any change in its email address, and the failure to do so shall not affect the foregoing.

6.6 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.7 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.8 Amendment; Waiver and Termination. This Agreement may be amended, modified or terminated (other than pursuant to Section 6.1 above) and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company, (b) the Key Holders holding at least a majority of the shares of Transfer Stock then held by all of the Key Holders who are then employed by Company and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the then outstanding shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted to Common Stock basis). Any amendment, modification, termination or waiver so effected shall be binding upon the Company, the Investors, the Key Holders and all of their respective successors and permitted assigns whether or not such party, assignee or other shareholder entered into or approved such amendment, modification, termination or waiver. Notwithstanding the foregoing, (i) this Agreement may not be amended, modified or terminated and the observance of any term hereunder may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder unless such amendment, modification, termination or waiver applies to all Investors and Key Holders, respectively, in the same fashion, (ii) the consent of the Key Holders shall not be required for any amendment, modification, termination or waiver if such amendment, modification, termination or waiver does not apply to the Key Holders, (iii) Schedule A hereto may be amended by the Company from time to time in accordance with the Purchase Agreement to add information regarding Additional Purchasers (as defined in the Purchase Agreement) without the consent of the other parties hereto, (iv) Section 3.3 of this Agreement may not be amended, modified, or terminated, and the observance of any term of Section 3.3 may not be waived, without the written consent of PIC, Anterra, F-Prime, Novartis, DuPont, PFM, Farallon, Ridgeback, or AbbVie to the extent such amendment, modification, termination, or waiver affects such party, (v) Section 2.2(d)(ii) of this Agreement may not be amended, modified, or terminated, and the observance of any term of Section 2.2(d)(ii) may not be waived, without the written consent of (A) the holders of a majority of the outstanding Series B Preferred Stock, voting or consenting together as a single class, and (B) the holders of at least two-thirds (2/3rds) of the outstanding Series C Preferred Stock, voting or consenting together as a single class, and (vi) Schedule B hereto may be amended by the Company from time to time in accordance with Section 6.17 below to add information regarding additional Key Holders without the consent of the other parties hereto. The Company shall give prompt written notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination or waiver. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.9 Assignment of Rights.

(a) The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b) Any successor or permitted assignee of any Key Holder, including any Prospective Transferee who purchases shares of Transfer Stock in accordance with the terms hereof, shall deliver to the Company and the Investors, as a condition to any transfer or assignment, a counterpart signature page hereto pursuant to which such successor or permitted assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the predecessor or assignor of such successor or permitted assignee.

(c) The rights of the Investors hereunder are not assignable without the Company’s written consent (which shall not be unreasonably withheld, delayed or conditioned), except (i) by an Investor to any Affiliate or (ii) to an assignee or transferee who acquires at least 100,000 shares of Capital Stock (as adjusted for any stock combination, stock split, stock dividend, recapitalization or other similar transaction), it being acknowledged and agreed that any such assignment, including an assignment contemplated by the preceding clauses (i) or (ii) shall be subject to and conditioned upon any such assignee’s delivery to the Company and the other Investors of a counterpart signature page hereto pursuant to which such assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the assignor of such assignee.

(d) Except in connection with an assignment by the Company by operation of law to an acquirer or successor of the Company, the rights and obligations of the Company hereunder may not be assigned under any circumstances.

6.10 Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.11 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series C Preferred Stock pursuant to the Purchase Agreement after the date hereof, any purchaser of such shares of Series C Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and thereafter shall be deemed an “Investor” for all purposes hereunder.

6.12 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

6.13 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.14 Counterparts; Electronic Transmission. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.15 Aggregation of Stock. All shares of Capital Stock held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.16 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company and the Key Holders hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

6.17 Additional Key Holders. In the event that after the date of this Agreement, the Company issues shares of Common Stock to any employee or consultant, which shares would collectively constitute with respect to such employee or consultant (taking into account all shares of Common stock, options and other purchase rights held by such employee or consultant) one percent (1%) or more of the Company’s then outstanding Common Stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised or converted), the Company shall, as a condition to such issuance, cause such employee or consultant to execute a counterpart signature page hereto as a Key Holder, and such person shall thereby be bound by, and subject to, all the terms and provisions of this Agreement applicable to a Key Holder.

6.18 Consent of Spouse. If any Key Holder is married and domiciled in a community property state on the date of this Agreement, such Key Holder’s spouse shall execute and deliver to the Company a Consent of Spouse in the form of Exhibit A hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Key Holder’s shares of Transfer Stock that do not otherwise exist by operation of law or the agreement of the parties. If any Key Holder should marry or remarry and be domiciled in a community property state subsequent to the date of this Agreement, such Key Holder shall within thirty (30) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

6.19 Effect on Prior Agreement. Upon the execution and delivery of this Agreement by the Company, the Key Holders holding a majority in interest of the Transfer Stock and the holders of at least a majority in interest of the Capital Stock held by those Investors who are party to the Prior Agreement (measured before giving effect to any purchase of shares of Series C Preferred Stock by such Investors), the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.

6.20 Tekla Funds. A copy of the Declaration of Trust, as amended and restated, for each of Tekla Healthcare Investors and Tekla Life Sciences Investors (together, the “Tekla Funds”) is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Tekla Funds by an officer or trustee of the Tekla Funds in his or her capacity as an officer or trustee of the Tekla Funds, and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of each of the respective Tekla Funds.

[Remainder of Page Intentionally Left Blank]

EXECUTION VERSION

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

COMPANY:

CARIBOU BIOSCIENCES, INC.

By:	/s/ Rachel E. Haurwitz
Name:	Rachel E. Haurwitz
Title:	President and Chief Executive Officer

Signature Page to Second Amended and Restated Right of First Refusal and Co-Sale Agreement

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

PFM Healthcare Master Fund, L.P.
By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	CFO

Partner Investments, L.P.
By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	CFO

PFM Healthcare Growth Equity Holdings I, LLC
By: PFM Health Sciences GP, LLC, its member manager

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	CFO

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

ZONE III HEALTHCARE HOLDINGS, LLC

By: Farallon Capital Management, L.L.C., its Manager

By:	/s/ Philip Dreyfuss
Name:	Philip Dreyfuss
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

RIDGEBACK CAPITAL INVESTMENTS LP

by RIDGEBACK CAPITAL MANAGEMENT LLC its Fund Manager:

By:	/s/ Christian Sheldon
Name:	Christian Sheldon
Title:	COO

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

AbbVie Inc.

By:	/s/ Adam Houghton
Name:	Adam Houghton
Title:	VP & Head, AbbVie Ventures

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

MAVERICK VENTURES INVESTMENT FUND, L.P.

By: Maverick Capital Ventures, LLC, its General Partner
By: Maverick Capital Advisors, L.P., its Manager

By:	/s/ Ginessa Avila
Name:	Ginessa Avila
Title:	Authorized Signatory

MAVERICK ADVISORS FUND, L.P.

By: Maverick Capital Ventures, LLC, its General Partner
By: Maverick Capital Advisors, L.P., its Manager

By:	/s/ Ginessa Avila
Name:	Ginessa Avila
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Adage Capital Partners, LP
By: Adage Capital Partners, GP, LLC, it’s General Partner
By: Age Capital Advisors, LLC it’s Managing Member

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Janus Henderson Capital Funds plc on behalf of its series Janus Henderson Global Life Sciences Fund

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Janus Henderson Biotech Innovation Master Fund Limited
By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Monashee Solitario Fund LP

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	COO

DS Liquid Div RVA MON LLC

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	COO

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Point72 Biotech Private Investments, LLC

By:	/s/ Vincent Tortorella
Name:	Vincent Tortorella
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

AngelList-Cces-Fund, a Series of AngelList-JR Funds, LLC

By:	/s/ Brett Sagan
Name:	Brett Sagan
Title:	Authorized Person

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

AngelList-Cces-PR-Fund, a series of AngelList-JR-Funds, LLC

By:	/s/ Brett Sagan
Name:	Brett Sagan
Title:	Authorized Person

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Central Valley Administrators, Inc.

By:	/s/ Richard Merkin
Name:	Richard Merkin
Title:	President

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

CAROLEM CAPITAL LLC

By:	/s/ Michael Karlin
Name:	Michael Karlin
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

NRG CAPITAL HOLDINGS LLC

By:	/s/ Michael Karlin
Name:	Michael Karlin
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

LLS TAP, LLC

By:	/s/ Louis DeGennaro
Name:	Louis DeGennaro
Title:	President & CEO

By:	/s/ Gordon Miller
Name:	Gordon Miller
Title:	EVP & CFO

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Tekla Healthcare Investors*

By:	/s/ Daniel R. Omstead
Name:	Daniel R. Omstead
Title:	President

*

The name Tekla Healthcare Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated April 21, 1987, as amended, and all persons dealing with Tekla Healthcare Investors must look solely to the trust property for the enforcement of any claim against Tekla Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Healthcare Investors.

Tekla Life Sciences Investors*

By:	/s/ Daniel R. Omstead
Name:	Daniel R. Omstead
Title:	President

*

The name Tekla Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with Tekla Life Sciences Investors must look solely to the trust property for the enforcement of any claim against Tekla Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Life Sciences Investors.

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Jenny Rooke

By:	/s/ Jenny Rooke

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

PONTIFAX GLOBAL FOOD AND AGRICULTURE TECHNOLOGY FUND, L.P.

By:	/s/ Benjamin Belldegrun
Name:	Benjamin Belldegrun
Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

WS Investment Company, LLC (21A)

By:	/s/ James Terranova
Name:
Title:

WS Investment Company, LLC (2014A)

By:	/s/ James Terranova
Name:
Title:

WS Investment Company, LLC (2015A)

By:	/s/ James Terranova
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

James and Jennifer Doudna Cate Living Trust DTD 01/02/2014

By:	/s/ Jennifer Doudna
Name:	Jennifer Doudna
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Mintz Levin Special Investments Fund LLC

By:	/s/ Megan N. Gates
Name:	Megan N. Gates
Title:	Member

Mintz Levin Special Investments Fund LLC — Series FY21

By:	/s/ Megan N. Gates
Name:	Megan N. Gates
Title:	Member

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

James Berger & Marian Feldman

By:	/s/ James Berger

By:	/s/ Marian Feldman

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

E. I. du Pont de Nemours and Company

By:	/s/ George J. Duko
Name:	George J. Duko
Title:	Vice President, Mergers & Acquisitions

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

HEALTHCARE INNOVATION INVESTMENT FUND LLC

By:	/s/ Joseph R. Gentile
Name:	Joseph R. Gentile
Title:	Manager

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Pacific Continental Investment Company, LLC

By:	/s/ Marc Stridiron
Name:	Marc Stridiron
Title:	Portfolio Manager

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Pig Improvement Company UK Limited

By:	/s/ Stephen Wilson
Name:	Stephen Wilson
Title:	CEO

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

LifeSci Venture Partners II, LP

By:	/s/ Paul Yook
Name:	Paul Yook
Title:	Managing Member

LifeSci Venture Master SPV, LLC

By:	/s/ Paul Yook
Name:	Paul Yook
Title:	Managing Member

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Anterra F&A Ventures I Coöperatief U.A.

By:	/s/ Adam Anders
Name:	Adam Anders
Title:	Director

By:	/s/ Maarten Goossens
Name:	Maarten Goossens
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

F-PRIME CAPITAL PARTNERS HEALTHCARE FUND IV LP

By: F-Prime Capital Partners Healthcare Advisors Fund IV LP, its General Partner
By: Impresa Holdings LLC, its General Partner
By: Impresa Management LLC, its Managing Member

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Avego Bioscience Capital, L.P.
By: Avego Bioscience Capital GP, LLC, its general partner

By:	/s/ James Flexner
Name:	James Flexner
Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Avidity Master Fund LP

By:	/s/ Michael Gregory
Name:	Michael Gregory
Title:	Director

Avidity Capital Fund II LP

By:	/s/ Michael Gregory
Name:	Michael Gregory
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Zachary A. Robbins Trust dtd December 31, 1987

By:	/s/ Rich Robbins
Name:	Rich Robbins
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Robbins Family Trust of 1986

By:	/s/ Rich Robbins
Name:	Rich Robbins
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Lucas Hamilton Robbins Trust dtd November 17, 1991

By:	/s/ Rich Robbins
Name:	Rich Robbins
Title:	Trustee

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Novartis Institutes for BioMedical Research, Inc.

By:	/s/ Scott A. Brown
Name:	Scott A Brown
Title:	VP CAO

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

INVUS PUBLIC EQUITIES, L.P.

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President of its General Partner

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

CA Fund I, a series of 5 Prime Ventures, LP
By: Fund GP, LLC its General Partner
By: Belltower Fund Group, Ltd. Manager of the General Partner

By:	/s/ Brett Sagan
Name:	Brett Sagan
Title:	Authorized Person

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

INVESTOR:

Rodolphe and Lisa Barrangou

By:	/s/ Rodolphe Barrangou

By:	/s/ Lisa Barrangou

IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first written above.

KEY HOLDER

/s/ James Berger
James Berger

/s/ Jennifer Doudna
Jennifer Doudna

/s/ Rachel E. Haurwitz
Rachel E. Haurwitz

/s/ Martin Jinek
Martin Jinek

Andrew May

SCHEDULE A

INVESTORS

SCHEDULE B

KEY HOLDERS

EXHIBIT A

CONSENT OF SPOUSE

I, [                    ], spouse of [                    ], acknowledge that I have read the Second Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of                      , 2021, to which this Consent is attached as Exhibit A (the “Agreement”), and that I know the contents of the Agreement. I am aware that the Agreement contains provisions regarding certain rights to certain other holders of Capital Stock of the Company upon a Proposed Key Holder Transfer of shares of Transfer Stock of the Company which my spouse may own including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of Transfer Stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of Transfer Stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated as of the [    ] day of [                ,     ].

Signature

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